Medco is a registered trademark of Medco Health Solutions, Inc.
© 2007 Medco Health Solutions, Inc. All rights reserved.
Thomas Weisel Partners
Healthcare Conference 2007
Boston
September 5, 2007
Timothy C. Wentworth
President & Chief Executive Officer
Accredo Health Group, Inc.
Richard J. Rubino
Senior Vice President and Controller,
Chief Accounting Officer
Exhibit 99.1

© 2007 Medco Health Solutions, Inc. All rights reserved.
Forward-looking statements
This presentation contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These
statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-
looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management (“PBM”) and specialty pharmacy industries, and other legal, regulatory and economic developments.  We use words such as
“anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,”
“may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,”
“continue,” “guidance” and similar expressions to identify these forward-
looking statements.
Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Forms 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

© 2007 Medco Health Solutions, Inc. All rights reserved.
Forward-looking statements (continued)
This presentation also contains forward-looking statements regarding the benefits of the proposed transaction with PolyMedica Corporation, expected synergies, anticipated future financial and operating performance and results. These statements are based on the current expectations of management of both companies. There are a number of risks and uncertainties that could cause actual results to differ materially. For example, the companies may be unable to obtain stockholder or regulatory approvals required for the transaction; problems may arise in successfully integrating the businesses of the two companies; the transaction may involve unexpected costs; the combined company may be unable to achieve cost-cutting synergies; the businesses may suffer as a result of uncertainty surrounding the transaction; and the industry may be subject to future regulatory or legislative actions.

© 2007 Medco Health Solutions, Inc. All rights reserved.
Forward-looking statements (continued)
Other unknown or unpredictable factors also could have material adverse effects on future results, performance or achievements of the two companies.
As required by SEC rules, we have posted this document, including certain supplemental information, on the Investor Relation’s section of
www.medco.com.

© 2007 Medco Health Solutions, Inc. All rights reserved.
Forward-looking statements (continued)
Additional Information and Where to Find It
This presentation may be deemed to be solicitation material in respect of the proposed acquisition of PolyMedica by Medco. In connection with the proposed acquisition, Medco and PolyMedica intend to file relevant materials with the
SEC, including PolyMedica’s proxy statement on Schedule 14A.
SHAREHOLDERS OF POLYMEDICA ARE URGED TO READ ALL RELEVANT
DOCUMENTS FILED WITH THE SEC, INCLUDING POLYMEDICA’S PROXY
STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site,
http://www.sec.gov, and PolyMedica shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from PolyMedica. Such documents are not currently available.

© 2007 Medco Health Solutions, Inc. All rights reserved.
Forward-looking statements (continued)
Medco and its directors and executive officers, and PolyMedica and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of PolyMedica common stock in respect of the proposed transaction. Information about the directors and executive officers of
Medco is set forth in its proxy statement for its 2007 Annual Meeting of
Shareholders, which was filed with the SEC on April 16, 2007. Information about the directors and executive officers of PolyMedica is set forth in its proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on July 27, 2007. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

© 2007 Medco Health Solutions, Inc. All rights reserved.
Pharmacy industry trends
Aging of America Aging of America
By 2010, seniors aged 55-64 will increase by nearly
50%¹
Seniors consume 3 times the average drug spend of younger
consumers (more than 30 Rx’s each)
Drug spend Drug spend
inflation & the need inflation & the need
to control costs to control costs
CMS projects drug spend to increase by 8% annually through 2010
Expected to drive top line growth and demand for PBM
services²
Specialty Specialty
pharmaceutical pharmaceutical
growth growth
Fastest growing component – expected to reach
$78B³
in 2008
95% growth over past 5-year period
Expected CAGR of over 34% from 1995–2010
Continued shift Continued shift
to generics to generics
66 brand-name medications with combined sales of more than $63B scheduled to become available in generic form – 2007-2012
4
Mail service growth Mail service growth
Prescription volume at mail accounts for more than 17% of all U.S.
prescription drug sales, and continues to grow
Medicare Part D Medicare Part D
Market opportunity for PBMs has increased with Medicare Part D
1
U.S. Census Bureau Population Projections Bureau, Release Date January 13, 2000.
2
CMS Feb 2006.
3
Banc of America, Sept 14, 2005.
4
Medco estimates.

© 2007 Medco Health Solutions, Inc. All rights reserved.
The Medco advantage
Scale at mail service; two patented, fully integrated
state-of-the-art automated dispensing facilities
Superior clinical strategy driving superior trend
performance
Innovative client solutions . . . My RxChoices,
EXPERxT Advisor®, Optimal Health
Industry-leading transparency
Integrated IT platform delivers a quality member
experience and enables greater innovation

© 2007 Medco Health Solutions, Inc. All rights reserved.
$1.83
$1.89
$2.24
$2.77
$1.50
$1.30
$1.50
$1.70
$1.90
$2.10
$2.30
$2.50
$2.70
$2.90
$3.10
2003 2004 2005 2006* June YTD
2007
EBITDA per adjusted script
* Excludes first-quarter 2006 legal settlements charge; see reconciliation to GAAP financial tables in appendix on page 22

© 2007 Medco Health Solutions, Inc. All rights reserved.
Leading Medicare solutions
Medco growth drivers
High-touch specialty pharmacy
High-tech mail-order pharmacies
Generics leadership
Innovation for a greater tomorrow
Client focus: new business and renewals

© 2007 Medco Health Solutions, Inc. All rights reserved.
Generic growth opportunity
Over $63B brand drugs off-patent 2007-2012
Off-patent compounding effect
($ Billions, prorated)
16.1
9.3
5.1
13.0
4.1
18.9
13.1
2006 2007 2008 2009 2010 2011 2012
$63B in US off-patent
Brand-name drug spend
($ Billions, annualized)
Zocor
®
Zoloft
®
Norvasc
®
Risperdal
®
Prevacid
®
Topomax
®
Flomax
®
6.8
13.4 13.4
5.6
9.3 9.3 9.3
3.1
5.1 5.1 5.1
13.0 13.0
3.2
4.1 4.1
18.9
13.4 13.4 13.4 13.4
9.3 9.3
5.1
4.8
13.0
9.6
7.9
2006 2007 2008 2009 2010 2011 2012
Ambien
®
19.0
(2)
Pravachol
®
Flonase
®
Plavix
®
Lipitor
®
(1)
(1)
Includes Plavix, $2.7B annual US spend; (2)
Excludes Plavix, $2.7B annual US spend; (3)
Potential 9/07 release
Source: U.S. Drug spend estimates are based on IMS Health data for 2006 and 2005, compounded amounts prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of June 2007.
Changes may occur due to litigation, patent challenges, etc.
Effexor XR
®
Protonix
® (3)
Imitrex
®
32.6
(2)
44.0
(2)
54.5
(2)
Toprol
XL
®
Fosamax
®
Lamictal
®
Depakote
®
Coreg®
Singulair®
Keppra®
Seroquel®
Plavix®
Lexapro®
Avandia®
Aciphex
®
Valtrex
®
Actos
®
Zyprexa
®
71.7
(1)
25.8
(2)
6.8
(1)
Lotrel
®
(1)

© 2007 Medco Health Solutions, Inc. All rights reserved.
Robust biotechnology drug pipeline
Over 400 drugs in development
<1
11
33
82
1995 2000 2006E 2010E
Specialty pharmacy drug spend*
($ in billions)
CAGR 1995-2010 = 34.1%
More than 400 drugs
in development pipeline*
Source: Medco Estimates.
*Excludes oncology spend of approximately $20 - $25B.
*Source: PhRMA 2005 Survey: Medicines in Development, Oct. 2006
Some medicines are listed in more than one category.
45% 45% of of drugs drugs in in clinical clinical trials trials for for new new indications indications are are specialty specialty
35 35 – – 40% 40% of of new new pipeline pipeline drugs drugs through through 2009 2009 are are specialty specialty
10
13
14
15
17
22
22
44
50
210
9
7
6
4
4
18
Cancer/related conditions
Infectious diseases
Autoimmune disorders
AIDS/HIV
Cardiovascular disease
Neurologic disorders
Diabetes/related
Digestive disorders
Respiratory disorders
Blood disorders
Genetic disorders
Skin disorders
Eye conditions
Growth disorders
Transplantation
Other

© 2007 Medco Health Solutions, Inc. All rights reserved.
Medicare programs
2Q07 total lives under management
Medicare Part D PDP
Health plan and employer PDP partners
Medicare-eligible in commercial base
7.7MM:
330k
840k
6.5MM
2Q07 revenues $3.4B
$13.7B 2006 Revenues

© 2007 Medco Health Solutions, Inc. All rights reserved.
New business and renewals*
$1.7B New annualized business for 2007
Average Mail pen rate of 37.8 percent
Renewed nearly 95% of drug spend scheduled to
renew in 2007
96.3% Client retention rate
– Average contract length 4.5 years
* As of second-quarter 2007.

© 2007 Medco Health Solutions, Inc. All rights reserved.
Engage those who generate the cost
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
% Members % Rx Cost
46%
17%
34%
3%
16%
80%
1%
3%
Complex
Chronic
Acute
Well

© 2007 Medco Health Solutions, Inc. All rights reserved.
Pharmacists Pharmacists
Patients Physicians Physicians
General
Pharmacy Site
General
Pharmacy Site
General
Pharmacy Site
General
Pharmacy Site
General
Pharmacy Site
General
Pharmacy Site
General
Pharmacy Site
Historical approach

© 2007 Medco Health Solutions, Inc. All rights reserved.
Accredo
Rare & Specialty
Columbus
Hematology/Oncology
Cardiovascular
•Hypertension
N. Versailles
Specially Trained Pharmacists Specially Trained Pharmacists
Patients Physicians Physicians
The new frontier in pharmacy practice
Healthcare
Value
Map
Fairfield
• High Risk
Diabetes
Texas
Neurology/Psychiatry
Diabetes
Gastrointestinal
Cardiovascular
•High Risk
Tampa
Cardiovascular
•High
Cholesterol
Spokane
Pulmonary
Rare &
Specialty
0.19 MM
Patients
42 Sites
Hematology
Oncology
0.6 MM
Patients
Columbus OH
Diabetes
2.5MM
Patients
Fairfield OH
Ft Worth TX
Cardio-
vascular
9.1 MM
Patients
Tampa FL
Columbus OH
N.Versailles PA
Pulmonary
2.5 MM
Patients
Spokane WA
Neurology
Psychiatry
6.2 MM
Patients
Ft Worth TX
Gastro-
intestinal
1 MM
Patients
Ft Worth TX

© 2007 Medco Health Solutions, Inc. All rights reserved.
PolyMedica acquisition
On August 28, 2007, Medco announced the
strategic acquisition of Polymedica for $53 per
share or $1.5 billion in all-cash transaction
To combine Medco’s advanced pharmacy practice
with leading source for diabetes-care services and
supplies
To leverage Medco’s Therapeutic Resource Center
strategy that provides specialized clinical care to
members
To acquire well-respected Liberty brand in senior
market

© 2007 Medco Health Solutions, Inc. All rights reserved.
PolyMedica acquisition
Medco serves approximately 2.8 million diabetics;
Polymedica serves approximately 1 million
Combined, Medco and Polymedica will serve more
than 20 percent of the 17 million patients
diagnosed with diabetes
Diabetes pharmacy and related market is
estimated to be in excess of $25 billion and
growing
Diabetes drug spend is increasing at a 15 percent
rate annually

®

© 2007 Medco Health Solutions, Inc. All rights reserved.
Reconciliation Tables
$ 1.50 $ 1.83 $ 1.89 $ 2.24 $ 2.77
EBITDA per adjusted prescription, excluding the legal
settlements charge
$ 1.50
688.2
$  1,035.7
-
$ 1,035.7
94.3
189.0
302.9
23.7 ³
$         425.8
December 27, December 27,
2003 2003
Full Year Ended Full Year Ended
$ 1.83 $ 1.89 $ 2.01 $ 2.77 EBITDA per adjusted prescription
678.3 714.1 729.9 375.7 Adjusted prescriptions
8
$  1,243.7 $ 1,350.3 $ 1,632.4 $ 1,041.3 EBITDA, excluding the legal settlements charge
- - 162.6 - Legal settlements charge
7
$  1,243.7 $1,350.3 $ 1,469.8 $ 1,041.3 EBITDA
179.9 192.5 218.5 109.3 Amortization expense
197.6 165.0 173.6 85.4 Depreciation expense
324.7 350.9 381.6 320.1 Provision for income taxes
59.9 39.9 65.9 36.8 Interest and other (income) expense, net
$ 602.0
December 31, December 31,
2005 2005
1, 1, 2 2
Full Years Ended Full Years Ended
$ 481.6
December 25, December 25,
2004 2004
$ 630.2
December 30, December 30,
2006 2006
Add:
$489.7 Net income
June 30,   June 30,
2007 2007 EBITDA Reconciliation: EBITDA Reconciliation:
Six Months Six Months
Ended  Ended
1. 53-week fiscal year. All other fiscal years are comprised of 52 weeks. 2. Includes Accredo's operating results commencing August 18, 2005, the date of acquisition and for the subsequent periods. 3. 2003 excludes a one-time gain of $11 million from the sale of a minority equity investment in a nonpublic company. 4. 2006 includes a $20.0 million nonrecurring tax benefit reflected for the full year. 5. 2005 includes a $25.7 million non-recurring tax benefit reflected for the full year. 6.
2004 and 2003 include accelerated depreciation of $24.5 million and $13.3 million, respectively, associated with facility closures that took place in 2004. 7. This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. This charge reflected an agreement with the U.S. Attorney's
Office for the Eastern District of Pennsylvania to settle three previously disclosed federal legal matters. 8. Estimated adjusted prescription volume equals the majority of mail-order prescriptions multiplied by 3, plus retail prescriptions. These mail-order prescriptions are multiplied by 3 to adjust for the fact that they include approximately 3 times the amount of product days supplied compared with retail prescriptions.
Medco Health Solutions, Inc. Medco Health Solutions, Inc.
Selected Information (Unaudited) Selected Information (Unaudited)
(In millions, except for EBITDA per adjusted prescription data) (In millions, except for EBITDA per adjusted prescription data)
5
6
4
6